UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 26, 2019

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)

(425) 679-7200
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously announced, Expedia Group, Inc., a Delaware corporation (the “Company” or “Expedia Group”) entered into an Agreement and Plan of Merger, dated as of April 15, 2019, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of June 5, 2019 (the “Merger Agreement”), by and among the Company, LEMS I LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger LLC”), LEMS II Inc., a Delaware corporation and a wholly owned subsidiary of Merger LLC (“Merger Sub”), and Liberty Expedia Holdings, Inc., a Delaware corporation (“LEXPE”), which provided for, among other things, the merger of Merger Sub with and into LEXPE (the “Merger”), with LEXPE surviving the Merger as a wholly owned subsidiary of Merger LLC, and immediately following the Merger, the merger of LEXPE (as the surviving corporation in the Merger) with and into Merger LLC (the “Upstream Merger”, and together with the Merger, the “Combination”), with Merger LLC surviving the Upstream Merger as a wholly owned subsidiary of the Company, as described in the Current Reports on Form 8-K filed by the Company on April 16, 2019 and June 5, 2019.

The descriptions of the Merger Agreement in this Current Report on Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by reference to the Merger Agreement and Amendment No. 1 to Agreement and Plan of Merger, copies of which were attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 16, 2019, and Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 5, 2019, respectively, and which are incorporated herein by reference.

Item 5.01.	Change in Control of Registrant.

Prior to the completion of the Combination, pursuant to the irrevocable proxy granted by LEXPE to Mr. Diller under the Amended and Restated Stockholders Agreement, dated as of December 20, 2011, by and among LEXPE (as assignee of Liberty Interactive Corporation), certain wholly owned subsidiaries of LEXPE and Mr. Diller, as amended as of November 4, 2016 (the “Existing Stockholders Agreement”), Mr. Diller generally had the right to vote the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) and Class B common stock, $0.0001 par value per share, of the Company (“Company Class B Common Stock”) held by LEXPE and its subsidiaries (the “Diller Proxy”), which shares represent approximately 53% of the total voting power of all shares of Company Common Stock and Company Class B Common Stock, based on a total of 136,832,712 shares of Company Common Stock and 12,799,999 shares of Company Class B Common Stock outstanding as of July 12, 2019, as reported in the Company’s Quarterly Report on Form 10-Q, filed on July 25, 2019.  As previously announced, effective as of the closing of the Combination, pursuant to the Stockholders Agreement Termination Agreement, dated as of April 15, 2019, by and among Mr. Diller, LEXPE and certain wholly owned subsidiaries of LEXPE (the “Stockholders Agreement Termination Agreement”), the Existing Stockholders Agreement, including the Diller Proxy, was terminated.

As of the closing of the Combination, following the termination of the Existing Stockholders Agreement and the Diller Proxy, the Company is no longer a controlled company under applicable NASDAQ rules. Accordingly, following permitted phase-in periods, the Company will be required, among other things, to have a majority of independent directors on its Board of Directors, a compensation committee consisting solely of independent directors and a director nominations process whereby directors are selected by a nominations committee consisting solely of independent directors or by a vote of the Board of Directors in which only independent directors participate.

The information and disclosures in Item 8.01 below relating to the Exchange Agreement (as defined below) and the New Governance Agreement (as defined below) are incorporated by reference into this Item 5.01 in their entirety.

The foregoing description of the Stockholders Agreement Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Stockholders Agreement Termination Agreement, a copy of which was attached as Exhibit 10.5 to the Current Report on Form 8-K filed by the Company on April 16, 2019, and which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, immediately prior to the closing of the Combination, each of Courtnee A. Chun, Pamela L. Coe and Christopher W. Shean, who had been nominated to the Company’s Board of Directors by LEXPE, resigned from the Company’s Board of Directors.  As of the Effective Time (as defined below), each then-outstanding award of restricted stock units of the Company held by each such director was settled in shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”).

Item 7.01.	Regulation FD Disclosure.

In connection with the completion of the Combination, Merger LLC and U.S. Bank National Association, as trustee, entered into a Supplemental Indenture (the “Supplemental Indenture”), dated as of July 26, 2019, pursuant to which Merger LLC assumed LEXPE’s obligations with respect to its 1.0% Exchangeable Senior Debentures due 2047 (the “Exchangeable Debentures”) in an aggregate outstanding principal amount of $400 million and that certain Indenture, dated as of June 13, 2017 (the “Exchangeable Debentures Indenture”), between LEXPE and U.S. Bank National Association, as trustee, governing the Exchangeable Debentures.  The Exchangeable Debentures are unsecured.

In connection with the Combination, LEXPE delivered a notice of redemption to the holders of the Exchangeable Debentures with respect to all of the $400 million aggregate outstanding original principal amount of Exchangeable Debentures.  In accordance with the terms of such notice of redemption and the Exchangeable Debentures Indenture, Merger LLC (as successor to LEXPE) will redeem the Exchangeable Debentures in full on August 26, 2019 (the “Redemption Date”) at a redemption price, in cash, equal to the sum of (i) the adjusted principal amount of such Exchangeable Debentures, (ii) any accrued and unpaid interest on such Exchangeable Debentures to the Redemption Date, and (iii) any final period distribution on such Exchangeable Debentures.  As a result of the delivery of such notice of redemption, in accordance with the terms of the Exchangeable Debentures Indenture, holders may surrender their Exchangeable Debentures for exchange until the close of business on the second scheduled trading day prior to the Redemption Date at an exchange rate of 5.1566 shares of Company Common Stock per $1,000 of original principal amount of Exchangeable Debentures (subject to certain adjustments). Upon any such exchange, the holder thereof will be entitled to receive Company Common Stock or, at Merger LLC's election, cash or a combination of Company Common Stock and cash.

The information set forth under Item 7.01 is being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 8.01.	Other Events.

Completion of Merger

On July 26, 2019, the Combination was completed.  At the effective time of the Merger (the “Effective Time”), each share of Series A common stock, par value $0.01 per share, of LEXPE (the “LEXPE Series A Common Stock”) and Series B common stock, par value $0.01 per share, of LEXPE (the “LEXPE Series B Common Stock” and, together with the LEXPE Series A Common Stock, the “LEXPE Common Stock”) issued and outstanding immediately prior to the Effective Time (except for shares held by LEXPE as treasury stock or held directly by the Company) was converted into the right to receive a number of shares of Company Common Stock such that each holder of record of shares of LEXPE Series A Common Stock or LEXPE Series B Common Stock has the right to receive, in the aggregate, a number of shares of Company Common Stock equal to the product of the total number of shares of such series of LEXPE Series A Common Stock and LEXPE Series B Common Stock held of record by such holder immediately prior to the Merger multiplied by an exchange ratio equal to 0.36, with such product rounded up to the next whole share of Company Common Stock (the “Merger Consideration”).

The total aggregate consideration payable in the Combination was approximately 20.7 million shares of Company Common Stock.

At the Effective Time, (i) each then-outstanding stock option with respect to shares of LEXPE Common Stock (“LEXPE Stock Option”) specified on a schedule to the Merger Agreement was cancelled and converted into the right to receive cash (without interest) in an amount equal to the product of (1) the excess (if any) of the per share cash equivalent consideration (calculated by multiplying 0.36 by the volume weighted average closing price of one share of Company Common Stock as reported on NASDAQ for the ten consecutive trading days ending on the trading day immediately preceding the Effective Time) over the per share exercise price of such LEXPE Stock Option, multiplied by (2) the number of shares of LEXPE Common Stock subject to such LEXPE Stock Option immediately prior to the Effective Time, less applicable tax withholdings; (ii) each then-outstanding LEXPE Stock Option (other than those specified on a schedule to the Merger Agreement) was cancelled and converted into the right to receive (without interest) a number of shares of Company Common Stock equal to (x) 0.36 multiplied by (y) the number of shares covered by such LEXPE Stock Options (after deducting a number of shares sufficient to cover the option exercise price), less applicable tax withholdings, with the number of shares to be delivered to each holder of LEXPE Stock Options aggregated and rounded up to the next whole share of Company Common Stock; (iii) each then-outstanding restricted stock award with respect to shares of LEXPE Common Stock was cancelled and converted into the right to receive the Merger Consideration in respect of each share of LEXPE Common Stock subject to such award, less applicable tax withholding; and (iv) each then-outstanding restricted stock unit with respect to shares of LEXPE Common Stock (“LEXPE RSU”) was cancelled and converted into the right to receive a number of shares of Company Common Stock equal to (x) 0.36 multiplied by (y) the number of shares covered by such LEXPE RSU immediately prior to the Effective Time, less applicable withholding taxes, with such product rounded up to the next whole share of Company Common Stock.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Merger Agreement and Amendment No. 1 to Agreement and Plan of Merger, copies of which were attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 16, 2019, and Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 5, 2019, respectively, and which are incorporated herein by reference.

Completion of Exchange

Immediately prior to the Effective Time, pursuant to the previously announced Exchange Agreement, dated as of April 15, 2019 (the “Exchange Agreement”), by and among Barry Diller, The Diller Foundation d/b/a The Diller – von Furstenberg Family Foundation (the “Family Foundation”), LEXPE and the Company, Mr. Diller and the Family Foundation exchanged with LEXPE 5,523,452 shares of Company Common Stock for the same number of shares of Class B common stock, par value $0.0001 per share, of the Company (“Company Class B Common Stock”) held by LEXPE (the shares of Company Class B Common Stock so acquired by Mr. Diller and the Family Foundation pursuant to the Exchange Agreement, collectively referred to as the “Original Shares”).  The Original Shares represent approximately 28% of the total voting power of the Company, based on the approximately 141 million shares of Company Common Stock and approximately 5.5 million shares of Company Class B Common Stock outstanding at the closing of the Combination.

The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Exchange Agreement, a copy of which was attached as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on April 16, 2019, and which is incorporated herein by reference.

New Governance Agreement

At the Effective Time, the previously announced Second Amended and Restated Governance Agreement, dated as of April 15, 2019 (the “New Governance Agreement”), by and between the Company and Mr. Diller became effective.  The New Governance Agreement provides, among other things, that Mr. Diller may exercise a right (the “Purchase/Exchange Right”), from time to time, during the nine-month period following the closing of the Combination to (i) exchange with the Company (or its wholly owned subsidiary) an equivalent number of shares of Company Common Stock for, or (ii) purchase from the Company (or its wholly owned subsidiary), at a price per share equal to the average closing price of the Company Common Stock for the five trading days immediately preceding notice of exercise, up to 7.3 million shares of Company Class B Common Stock (the shares acquired pursuant to the Purchase/Exchange Right, the “Additional Shares”). The Purchase/Exchange Right may be exercised from time to time in whole or in part. Assuming the exercise in full by Mr. Diller of the Purchase/Exchange Right, the Original Shares and Additional Shares would collectively represent approximately 49% of the total voting power of all outstanding shares of Company Common Stock and Company Class B Common Stock, assuming a total of approximately 134 million shares of Company Common Stock and 12,799,999 shares of Company Class B Common Stock outstanding immediately following the exercise of the Purchase/Exchange Right. The foregoing assumes that Mr. Diller exercises his right to acquire the Additional Shares solely by exchanging shares of Company Common Stock acquired in the open market (or otherwise, other than from the Company). If Mr. Diller acquires the Additional Shares through cash purchases directly from the Company (or its wholly owned subsidiary), the Original Shares and Additional Shares would collectively represent approximately 48% of the total voting power of all outstanding shares of Company Common Stock and Company Class B Common Stock.

The terms and conditions of the New Governance Agreement are further described in the Current Report on Form 8-K filed by the Company on April 16, 2019. The foregoing description of the New Governance Agreement does not purport to be complete and is subject to, and qualified in its entirety by the New Governance Agreement, a copy of which was attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on April 16, 2019, and which is incorporated herein by reference.

Other Agreements

As previously announced, effective as of the closing of the Combination:

•	pursuant to the Stockholders Agreement Termination Agreement, the Existing Stockholders Agreement was terminated;

•
pursuant to the Governance Agreement Termination Agreement, dated as of April 15, 2019, by and among Mr. Diller, the Company, LEXPE and certain wholly owned subsidiaries of LEXPE (the “Governance Agreement Termination Agreement”), the Amended and Restated Governance Agreement, dated as of December 20, 2011, as amended, among the Company, LEXPE (as assignee of Liberty Interactive Corporation) and Mr. Diller, was terminated;

•
pursuant to the Assumption and Joinder Agreement to Tax Sharing Agreement, dated as of April 15, 2019, by and among the Company, LEXPE and Qurate Retail, Inc. (the “Tax Sharing Agreement Joinder Agreement”), the Company assumed LEXPE’s rights and obligations under the Tax Sharing Agreement, dated as of November 4, 2016, by and between Qurate Retail, Inc. and LEXPE (the “Tax Sharing Agreement”);

•
pursuant to the Assumption Agreement Concerning Transaction Agreement Obligations, dated as of April 15, 2019, by and among the Company, LEXPE, Qurate Retail, Inc., Mr. Diller, John C. Malone and Leslie Malone (the “Transaction Agreement Assumption Agreement”), the Company assumed certain of LEXPE’s rights and obligations under the Amended and Restated Transaction Agreement, dated as of September 22, 2016, as amended by the letter agreement dated as of March 6, 2018 (the “Transaction Agreement”), which rights and obligations survived the termination of the Transaction Agreement on April 15, 2019; and

•
pursuant to the Assumption and Joinder Agreement to Reorganization Agreement, dated as of April 15, 2019, by and among the Company, LEXPE and Qurate Retail, Inc. (the “Reorganization Agreement Joinder Agreement”), the Company assumed LEXPE’s rights and obligations under the Reorganization Agreement, dated as of October 26, 2016, by and between Qurate Retail, Inc. and LEXPE (the “Reorganization Agreement”).

The foregoing descriptions of the Stockholders Agreement Termination Agreement, the Governance Agreement Termination Agreement, the Tax Sharing Agreement Joinder Agreement, the Transaction Agreement Assumption Agreement and the Reorganization Agreement Joinder Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the applicable agreements, copies of which were attached as Exhibits 10.5, 10.6, 10.7, 10.9 and 10.10, respectively, to the Current Report on Form 8-K filed by the Company on April 16, 2019, and which are incorporated herein by reference.

Nominating Committee

Effective as of the closing of the Combination, the Board of Directors of the Company established a Nominating Committee of the Board and appointed Craig Jacobson, Chelsea Clinton and Dara Khosrowshahi to serve as the members of the Committee, with Craig Jacobson appointed as Committee Chairman.

Press Release

On July 26, 2019, Expedia Group and LEXPE issued a joint press release announcing the closing of the transactions contemplated by the Merger Agreement and related transaction documents. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger by and among Expedia Group, Inc., LEMS I LLC, LEMS II Inc. and Liberty Expedia Holdings, Inc., dated as of April 15, 2019 (incorporated by reference to Exhibit 2.1 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on April 16, 2019 (File No. 001-37429)).

2.2
Amendment No. 1 to Agreement and Plan of Merger, by and among Expedia Group, Inc., LEMS I LLC, LEMS II Inc. and Liberty Expedia Holdings, Inc., dated as of June 5, 2019 (incorporated by reference to Exhibit 2.1 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on June 5, 2019 (File No. 001-37429)).

10.1
Exchange Agreement by and among Barry Diller, The Diller – von Furstenberg Family Foundation, Liberty Expedia Holdings, Inc. and Expedia Group, Inc., dated as of April 15, 2019 (incorporated by reference to Exhibit 10.2 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on April 16, 2019 (File No. 001-37429)).

10.2
Second Amended and Restated Governance Agreement by and between Expedia Group, Inc. and Barry Diller, dated as of April 15, 2019 (incorporated by reference to Exhibit 10.3 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on April 16, 2019 (File No. 001-37429)).

10.3
Stockholders Agreement Termination Agreement, by and among Barry Diller, Liberty Expedia Holdings, Inc., LEXEB, LLC and LEXE Marginco, LLC, dated as of April 15, 2019 (incorporated by reference to Exhibit 10.5 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on April 16, 2019 (File No. 001-37429)).

10.4
Governance Agreement Termination Agreement, by and among Barry Diller, Expedia Group, Inc., Liberty Expedia Holdings, Inc., LEXEB, LLC and LEXE Marginco, LLC, dated as of April 15, 2019 (incorporated by reference to Exhibit 10.6 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on April 16, 2019 (File No. 001-37429)).

10.5
Assumption and Joinder Agreement to Tax Sharing Agreement by and among Expedia Group, Inc., Liberty Expedia Holdings, Inc. and Qurate Retail, Inc., dated as of April 15, 2019 (incorporated by reference to Exhibit 10.7 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on April 16, 2019 (File No. 001-37429)).

10.6
Tax Sharing Agreement, by and between Liberty Interactive Corporation and Liberty Expedia Holdings, Inc., dated as of November 4, 2016 (incorporated by reference to Exhibit 10.1 to Qurate Retail, Inc.’s Current Report on Form 8-K filed with the SEC on November 7, 2016 (File No. 001-33982)).

10.7
Assumption Agreement Concerning Transaction Agreement Obligations, by and among Expedia Group, Inc., Liberty Expedia Holdings, Inc., Qurate Retail, Inc., Barry Diller, John C. Malone and Leslie Malone, dated as of April 15, 2019 (incorporated by reference to Exhibit 10.9 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on April 16, 2019 (File No. 001-37429)).

10.8
Assumption and Joinder Agreement to Reorganization Agreement by and among Expedia Group, Inc., Liberty Expedia Holdings, Inc. and Qurate Retail, Inc., dated as of April 15, 2019 (incorporated by reference to Exhibit 10.10 to Expedia Group, Inc.’s Current Report on Form 8-K filed with the SEC on April 16, 2019 (File No. 001-37429)).

10.9
Reorganization Agreement by and between Liberty Interactive Corporation and Liberty Expedia Holdings, Inc., dated as of October 26, 2016 (incorporated by reference to Exhibit 2.1 to Post-Effective Amendment No. 1 to Liberty Expedia Holdings, Inc.’s Registration Statement on Form S-4 filed with the SEC on November 4, 2016 (File No. 333-210377)).

99.1	Joint Press Release, dated July 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary

Dated: July 26, 2019

[Signature Page to Form 8-K Announcing Completion of Liberty Expedia Holdings Transaction]